UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 16, 2003

Naturade, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

33-7106-A	23-2442709
(Commission File Number)	(IRS Employer Identification No.)

14370 MYFORD ROAD, IRVINE, CALIFORNIA 92606
(Address of Principal Executive Offices)

714-573-4800
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release dated May 16, 2003.

Item 9.            Regulation FD Disclosure

Results of Operations and Financial Condition

In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under this “Item 9. Regulation FD Disclosure.”

On May 16, 2003, the Company released its earnings report for the quarter ended March 31, 2003, a copy of which is attached as exhibit 99.1 to this Form 8-K and is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURADE, INC.

Dated: May 16, 2003	By:	/s/ Bill D. Stewart
Bill D. Stewart
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated May 16, 2003.